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                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
PAULA Financial:

We consent to the use of our reports incorporated herein by reference in the registration statement.

                                       /s/ KPMG PEAT MARWICK LLP

Los Angeles, California
February 3, 1998